UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2007

CLEAN POWER CONCEPTS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-133710

(Commission File Number)

98-0490694

(IRS Employer Identification No.)

Suite 10, 534 Cambie Street, Vancouver, BC V6B 2N7

(Address of principal executive offices and Zip Code)

604-338-1368

Registrant's telephone number, including area code

Loma Verde Inc.

Suite 1016 – 470 Granville Street, Vancouver, BC V6C 1V5

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 2, 2007, we completed a merger with our subsidiary, Clean Power Concepts Inc. As a result, we have changed our name from “Loma Verde Inc.” to “Clean Power Concepts Inc.” We changed the name of our company to better reflect the direction and business of our company.

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASD’s Over-the-Counter Bulletin Board at the opening of the market on April 2, 2007 under the new stock symbol “CPOW”. Our new CUSIP number is 18450T 103.

Item 9.01.	Financial Statements and Exhibits.

99.1         Articles of Merger filed with the Secretary of State of Nevada on March 23, 2007, effective on April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

/s/ Cory Turner

Cory Turner

President, CEO, CFO, Secretary, Treasurer and Director

Date: April 4, 2007

CW1140249.1